UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LANDCADIA HOLDINGS II, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LANDCADIA HOLDINGS II, INC.
1510 West Loop South
Houston, Texas 77027

PROXY STATEMENT REVISION FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO
BE RECONVENED ON DECEMBER 29, 2020

Dear Landcadia Holdings II, Inc. Stockholder:

On or about December 2, 2020, Landcadia Holdings II, Inc. (the “Company,” “we,” “us” or “our”) filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to you our definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meeting in lieu of the 2020 annual meeting of the Company’s stockholders (the “special meeting”), held to consider and vote upon a proposal, among other matters, to approve and adopt the purchase agreement (as amended, the “Purchase Agreement”) by and among the Company, LHGN HoldCo, LLC, a Delaware limited liability company (“Landcadia HoldCo”), Golden Nugget Online Gaming, LLC, a New Jersey limited liability company (“GNOG”), as successor-in-interest to Golden Nugget Online Gaming, Inc. (f/k/a Landry’s Finance Acquisition Co.), GNOG Holdings, LLC, a Delaware limited liability company (“GNOG HoldCo”), and Landry’s Fertitta, LLC, a Texas limited liability company (“LF LLC”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, the Company will acquire GNOG, and the other transactions contemplated by the Purchase Agreement. The transactions contemplated by the Purchase Agreement are collectively referred to herein as the “transaction.”

The special meeting, which was originally convened on December 18, 2020, was adjourned and will be reconvened on Tuesday, December 29, 2020, at 12:00 p.m., Eastern time, at https://www.cstproxy.com/landcadiaholdingsii/sm2020.

Following the mailing of the Definitive Proxy Statement, we expended considerable efforts to solicit the requisite votes from a majority of the outstanding shares of our Class A common stock held by Disinterested Stockholders, as required under the Purchase Agreement. Although the price of our Class A common stock has risen as much as 147% in the months since the announcement of the transaction, as of date of the special meeting, we had not received sufficient votes from holders of shares of our Class A common stock to approve the transaction. We believe this is primarily the result of having a significant portion of our stockholder base comprised of retail stockholders. As of December 18, 2020, we had received the affirmative vote of approximately 40.5% of the outstanding shares of our Class A common stock held by Disinterested Stockholders. Of the shares of Class A common stock that were voted, however, approximately 99.8% were voted in favor of the Transaction Proposal and over 90% were voted in favor of the other proposals. We believe that this high favorable voting percentage, and the market price of our Class A common stock since the transaction announcement, are clear indications that our stockholders support this transaction. We also believe that prolonging the solicitation period further to obtain additional votes may put the transaction at risk.

Given the overwhelming support of stockholders who have voted thus far, our board of directors (“Board”) is concerned that further delays in the closing of (or a failure to close) this transaction could harm our stockholders. As a result, on December 20, 2020, upon the unanimous recommendation of a committee of disinterested members of our Board, our Board unanimously approved, and we entered into the Purchase Agreement Amendment to provide that (i) the Transaction Proposal (and certain related proposals to be presented at the special meeting) must be approved by a majority of our outstanding shares of common stock that are voted at the special meeting, rather than a majority of the outstanding shares of Class A common stock held by Disinterested Stockholders, and (ii) the Charter Proposal must be approved by a majority of our outstanding shares of common stock, rather than a majority of the outstanding shares of Class A common stock held by Disinterested Stockholders. Assuming that the proxies we previously received from stockholders are not withdrawn, we expect that this change will create more certainty that the Transaction Proposal and the other proposals to be presented to our stockholders at the reconvened special meeting on December 29, 2020 will be approved since the shares of common stock held by Tilman J. Fertitta and his affiliates and Jefferies Financial Group Inc. and its affiliates have been voted “FOR” each of the proposals. We believe that the benefit to our stockholders from the transaction should not be jeopardized due to an insufficient voting turnout from our stockholders of record.

The accompanying revision to the Definitive Proxy Statement (this “Proxy Revision”) contains information that revises the Definitive Proxy Statement for the foregoing developments. The Company urges you to read this Proxy Revision, together with the Definitive Proxy Statement previously sent to you regarding the proposed transaction, carefully and in their entirety. Terms used in this Proxy Revision and not otherwise defined have the meanings set forth in the Definitive Proxy Statement.

The record date for the special meeting has not changed and remains October 29, 2020. This means that only holders of record of shares of Company Class A common stock and shares of Company Class B common stock at the close of business on October 29, 2020 are entitled to notice of and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the special meeting, please vote as soon as possible by following the instructions in the Definitive Proxy Statement to make sure that your shares are represented at the special meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you have already submitted your proxy card and do not wish to change your vote, there is no need to submit another proxy card in response to this Proxy Revision. The Company has extended the deadline by which holders of its Class A common stock may elect to redeem their shares in connection with the transaction until 4:00 p.m., Eastern time, on December 24, 2020.

On behalf of our board of directors, we would like to thank you for your support of Landcadia Holdings II, Inc., and we look forward to the successful completion of the transaction.

December 21, 2020                   Sincerely,

/s/ Tilman J. Fertitta	/s/ Richard Handler
Tilman J. Fertitta	Richard Handler
Co-Chairman and Chief Executive Officer	Co-Chairman and President

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

This Proxy Revision is dated December 21, 2020, and is expected to be first mailed to our stockholders on or about December 21, 2020.

INTRODUCTION

As previously disclosed, on June 28, 2020, Landcadia Holdings II, Inc. (the “Company,” “we,” “us” or “our”), entered into a Purchase Agreement (as amended, the “Purchase Agreement”) with LHGN HoldCo, LLC, a Delaware limited liability company and newly formed, wholly-owned subsidiary of the Company (“Landcadia HoldCo”), Landry’s Fertitta, LLC, a Texas limited liability company (“LF LLC”), GNOG Holdings, LLC, a Delaware limited liability company and newly formed, wholly-owned subsidiary of LF LLC (“GNOG HoldCo”), and Golden Nugget Online Gaming, LLC, a New Jersey limited liability company (“GNOG”), as successor-in-interest to Golden Nugget Online Gaming, Inc. (f/k/a Landry’s Finance Acquisition Co.), a New Jersey corporation and wholly-owned subsidiary of LF LLC, pursuant to which, the Company will acquire GNOG. The transactions contemplated by the Purchase Agreement are collectively referred to herein as the “transaction.” Capitalized terms used but not defined herein have the means set forth in the Definitive Proxy Statement.

For more information on the Purchase Agreement and the transaction, see the Definitive Proxy Statement.

Purchase Agreement Amendment

On December 20, 2020, the Company entered into the Second Amendment to the Purchase Agreement (the “Purchase Agreement Amendment”) by and among the Company, Landcadia HoldCo, LF LLC, GNOG HoldCo and GNOG, pursuant to which the parties agreed to amend the definition of “Landcadia Stockholder Approval” in the Purchase Agreement to remove the requirement that the affirmative vote of a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders (as defined in the Purchase Agreement) is needed to approve each of Transaction Proposal, the Nasdaq Proposal, the Incentive Plan Proposal and the Charter Proposal.

As a result of the Purchase Agreement Amendment, (i) approval of the Transaction Proposal, the Nasdaq Proposal and the Incentive Plan Proposal requires the affirmative vote of a majority of the shares of Company common stock that are voted at the special meeting, and (ii) approval of the Charter Proposal requires the affirmative vote of a majority of the outstanding shares of Company’s common stock.

The foregoing description of the Purchase Agreement Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Purchase Agreement Amendment, a copy of which is attached to this Proxy Revision as Annex A.

UPDATES TO QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The following questions and answers are intended to address briefly some common anticipated questions regarding this Proxy Revision. The following questions and answers do not include all the information that is important to our stockholders. We urge our stockholders to read carefully the Definitive Proxy Statement, this Proxy Revision and the annexes attached thereto and hereto.

Q:	Why am I receiving this Proxy Revision?

A:	On December 20, 2020, the Company entered into the Purchase Agreement Amendment. This Proxy Revision provides information regarding such agreement, describes the impact such agreement will have on the transaction and updates the Definitive Proxy Statement accordingly.

Q:	Do I still need to read the Definitive Proxy Statement?

A:	Yes. This Proxy Revision is intended to revise certain disclosure in the Definitive Proxy Statement. However, this Proxy Revision does not contain all of the information that you need to know about the transaction, and we urge you to read the Definitive Proxy Statement in conjunction with this Proxy Revision, all of the annexes thereto and hereto, and the other documents to which we refer you.

Q:	Has the record date or agenda for the special meeting changed?

A:	No. Holders of Company Class A common stock and Company Class B common stock at the close of business on October 29, 2020 (the “Record Date”) are entitled to vote at the special meeting. The agenda for the special meeting has not been changed.

Q:	Has the date and time of the special meeting changed from the Definitive Proxy Statement?

A:	Yes. The special meeting, which was originally convened on December 18, 2020, was adjourned and will be reconvened on Tuesday, December 29, 2020, at 12:00 p.m., Eastern time, at https://www.cstproxy.com/landcadiaholdingsii/sm2020.

Q:	What is the effect of the Purchase Agreement Amendment?

A:

The Purchase Agreement Amendment amended the definition of “Landcadia Stockholder Approval” in the Purchase Agreement to remove the requirement that the affirmative vote of a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders is needed to approve each of Transaction Proposal, the Nasdaq Proposal, the Incentive Plan Proposal and the Charter Proposal.

As a result of the Purchase Agreement Amendment, approval of the Transaction Proposal, the Nasdaq Proposal and the Incentive Plan Proposal requires the affirmative vote of a majority of the shares of Company common stock that are voted at the special meeting, and approval of the Charter Proposal requires the affirmative vote of a majority of the shares of Company’s common stock outstanding.

As a result of the Purchase Agreement Amendment, assuming no previously submitted proxies are withdrawn, the Company expects that it will have sufficient votes to approve each of the condition precedent proposals and consummate the transaction at the reconvened special meeting.

Q:	Why did the parties enter into the Purchase Agreement Amendment?

A:

Following the mailing of the Definitive Proxy Statement, we expended considerable efforts to solicit the requisite votes from a majority of the outstanding shares of our Class A common stock held by Disinterested Stockholders, as required under the Purchase Agreement. Although the price of our Class A common stock has risen as much as 147% in the months since the announcement of the transaction, as of date of the special meeting, we had not received sufficient votes from holders of shares of our Class A common stock to approve the transaction. We believe this is primarily the result of having a significant portion of our stockholder base comprised of retail stockholders. As of December 18, 2020, we had received the affirmative vote of approximately 40.5% of the outstanding shares of our Class A common stock held by Disinterested Stockholders. Of the shares of Class A common stock that were voted, however, approximately 99.8% were voted in favor of the Transaction Proposal and over 90% were voted in favor of the other proposals. We believe that this high favorable voting percentage, and the market price of our Class A common stock since the transaction announcement, are clear indications that our stockholders support this transaction. We also believe that prolonging the solicitation period further to obtain additional votes may put the transaction at risk.

Given the overwhelming support of stockholders who have voted thus far, our board of directors (“Board”) is concerned that further delays in the closing of (or a failure to close) this transaction could harm our stockholders. As a result, on December 20, 2020, upon the unanimous recommendation of a committee of disinterested members of our Board, our Board unanimously approved, and we entered into the Purchase Agreement Amendment to provide that (i) the Transaction Proposal (and certain related proposals to be presented at the special meeting) must be approved by a majority of our outstanding shares of common stock that are voted at the special meeting, rather than a majority of the outstanding shares of Class A common stock held by Disinterested Stockholders, and (ii) the Charter Proposal must be approved by a majority of our outstanding shares of common stock, rather than a majority of the outstanding shares of Class A common stock held by Disinterested Stockholders. Assuming that the proxies we previously received from stockholders are not withdrawn, we expect that this change will create more certainty that the Transaction Proposal and the other proposals to be presented to our stockholders at the reconvened special meeting on December 29, 2020 will be approved since the shares of common stock held by Tilman J. Fertitta and his affiliates and Jefferies Financial Group Inc. and its affiliates have been voted “FOR” each of the proposals. We believe that the benefit to our stockholders from the transaction should not be jeopardized due to an insufficient voting turnout from our stockholders of record.

As such, the Purchase Agreement Amendment provides that stockholders who vote have the ability to approve the transaction at the special meeting and provides greater certainty that the transaction will close, which the we believe is in the best interest of our stockholders.

Q:	What vote is required to approve the proposals presented at the special meeting?

A:

Approval of the Transaction Proposal, the Nasdaq Proposal and the Incentive Plan Proposal requires the affirmative vote of a majority of the shares of the Company’s common stock that are voted at the special meeting and approval of the Charter Proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock.

Approval of the Advisory Charter Proposals, each of which is a non-binding vote, the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon.

The election of directors is decided by a plurality of the votes cast by the stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote on the election of directors. This means that each of the director nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors.

A stockholder’s failure to vote by proxy or to vote in person at the special meeting (which would include voting at the virtual special meeting) will not be counted towards the number of shares of common stock required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Each of the failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting and a broker non-vote on the Charter Proposal will have the same effect as a vote “AGAINST” such proposal. Each of the failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting and a broker non-vote on any of the Transaction Proposal, the Nasdaq Proposal, Advisory Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will have no effect on the outcome of any such proposal.

Q:	I have already voted and do not wish to change my vote. Do I need to do anything?

A:

No. If you have already voted and do not wish to change your vote, you do not have to take any further action at this time. If you have already voted and wish to change your vote and are a holder of record of our common stock as of the close of business on October 29, 2020, the record date, you can change or revoke your proxy before it is voted at the special meeting by:

•     delivering a signed written notice of revocation to our Secretary at Landcadia Holdings II, Inc. 1510 West Loop South, Houston, Texas 77027, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•     signing and delivering a new proxy, relating to the same shares and bearing a later date; or

•      attending and voting at the special meeting and voting, although attendance at the special meeting will not, by itself, revoke a proxy.

If you have already voted and wish to change your vote and are a beneficial owner of our common stock as of the close of business on the record date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.

Q:	May I still exercise my redemption rights?

A:

Yes. The deadline to exercise your redemption right has been extended to 4:00 p.m., Eastern time, on December 24, 2020. If you are a holder of public shares and wish to exercise your right to redeem your public shares, you must:

(i)(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 4:00 p.m., Eastern time, on December 24, 2020, (a) submit a written request to the Transfer Agent that the Company redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the special meeting not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Additionally, shares properly tendered for redemption will only be redeemed if the transaction is consummated; otherwise holders of such shares will only be entitled to a pro rata portion of the trust account, including interest not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses) in connection with the liquidation of the trust account, unless we complete an alternative business combination prior to May 9, 2021. Pursuant to our current charter, we are required to pay the redemption price to public stockholders who properly exercise their redemption rights as promptly as practical following the Closing. Please see the Definitive Proxy Statement for further details on how to redeem your public shares.

Q:	Who can help answer my questions?

A:	If you have questions about the transaction or if you need additional copies of the Definitive Proxy Statement or this Proxy Revision you should contact:

Landcadia Holdings II, Inc.
1510 West Loop South
Houston, Texas 77027
Telephone: (713) 850-1010
Attention: Steven L. Scheinthal

You may also contact our proxy solicitor at:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Telephone: (800) 662-5200

(Banks and brokers can call: (203) 658-9400)

Email: LCA.info@investor.morrowsodali.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares to the transfer agent at the address below prior to 4:00 p.m., Eastern time, on December 24, 2020. If you have questions regarding the certification of your position or delivery of your shares, please contact:

Mark Zimkind

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

E-mail: mzimkind@continentalstock.com

The foregoing updates the disclosures in the section entitled “Questions and Answers About the Proposals for Stockholders” on pages 18 – 41 and any other applicable section of the Definitive Proxy Statement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Revision contains forward-looking statements. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for our (or GNOG’s) business (as applicable), and the timing and ability for us to complete the transaction. Specifically, forward-looking statements may include statements relating to:

•	the benefits of the transaction;

•	the future financial performance of New GNOG following the transaction;

•	expansion plans and opportunities; and

•	other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this Proxy Revision and our management’s and GNOG’s management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our (or GNOG’s) views as of any subsequent date. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding how your vote should be cast or in voting your shares on the proposals set forth in the Definitive Proxy Statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed in or implied by these forward-looking statements. Some factors that could cause actual results to differ include, among others:

•	the occurrence of any event, change or other circumstances that could delay the transaction or give rise to the termination of the Purchase Agreement;

•	the outcome of any legal proceedings that may be instituted against GNOG or the Company following the announcement of the transaction, relating to the transaction, the Definitive Proxy Statement or this Proxy Revision;

•	the inability to complete the transaction due to the failure to obtain approval of the stockholders of the Company, or other conditions to closing in the Purchase Agreement;

•	the Company’s inability to consummate another initial business combination if it is unable to consummate the transaction;

•	the inability to obtain or maintain the listing of New GNOG’s common stock on Nasdaq following the transaction;

•	the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction described herein;

•	the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably;

•	costs related to the transaction;

•	factors relating to the future business, operations and financial performance of GNOG, including:

•	GNOG’s inability to compete with other forms of entertainment for consumers’ discretionary time and income;

•	market conditions and global and economic factors beyond GNOG’s control, including the potential adverse effects of the ongoing global COVID-19 pandemic and reductions in discretionary consumer spending, among others;

•	GNOG’s inability to attract and retain users;

•	GNOG’s inability to profitably expand into new markets;

•	changes in applicable laws or regulations;

•	the failure of third-party service providers to perform services and protect intellectual property rights required for the operation of GNOG’s business;

•	the possibility that the Company, GNOG or New GNOG may be adversely affected by other economic, business, and/or competitive factors; and

•	other risks and uncertainties indicated in the Definitive Proxy Statement, including those set forth in the section entitled “Risk Factors.”

REVISIONS TO THE DEFINITIVE PROXY STATEMENT

The following disclosures revise certain of the disclosures contained in the Definitive Proxy Statement and should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All page and paragraph references used herein refer to the Definitive Proxy Statement before any additions or deletions resulting from the revised disclosures, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. Underlined text shows text being added to and strikethrough text shows text being removed from a referenced disclosure in the Definitive Proxy Statement.

The cover of the Definitive Proxy Statement is hereby revised as follows:

The seventeenth and nineteenth paragraphs on the cover of the Definitive Proxy Statement are amended and restated as follows:

In accordance with the terms of the Purchase Agreement, approval of the Transaction Proposal, the Nasdaq Proposal and the Incentive Plan Proposal requires the approval at the special meeting by ~~(i)~~ a majority of the shares of the Company’s common stock that are voted at the special meeting ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the stockholders of the Company other than those shares beneficially owned by Tilman J. Fertitta, JFG Sponsor and their respective affiliates (collectively, the “Disinterested Stockholders”)~~. Approval of the Charter Proposal requires approval at the special meeting by ~~(i)~~ a majority of the shares of the Company’s common stock outstanding ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders~~. We refer to the requisite approvals of the proposals described above collectively as the “Stockholder Approval.” Approval of the Advisory Charter Proposals, each of which is a non-binding vote, the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon.

A stockholder’s failure to vote by proxy or to vote in person at the special meeting (which would include voting at the virtual special meeting) will not be counted towards the number of shares of common stock required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Each of the failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting and a broker non-vote on ~~any of the Transaction Proposal, the Nasdaq Proposal,~~ the Charter Proposal ~~and the Incentive Plan Proposal~~ will have the same effect as a vote “AGAINST” ~~any~~ such proposal. Each of the failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting and a broker non-vote on any of the Transaction Proposal, the Nasdaq Proposal, Advisory Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will have no effect on the outcome of any such proposal.

The Notice of Special Meeting in Lieu of the 2020 Annual Meeting of Stockholders of Landcadia Holdings II, Inc. is hereby revised as follows:

The fourth and second to last paragraphs in the Notice of Special Meeting in Lieu of the 2020 Annual Meeting of Stockholders of Landcadia Holdings II, Inc. in the Definitive Proxy Statement are amended and restated as follows:

Approval of the Transaction Proposal, the Nasdaq Proposal and the Incentive Plan Proposal requires the approval at the special meeting by ~~(i)~~ a majority of the shares of the Company’s common stock that are voted at the special meeting ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the stockholders of the Company other than those shares beneficially owned by Tilman J. Fertitta, JFG Sponsor and their respective affiliates (collectively, the “Disinterested Stockholders”)~~. Approval of the Charter Proposal requires approval at the special meeting by ~~(i)~~ a majority of the shares of the Company’s common stock outstanding ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders~~. We refer to the requisite approvals of the proposals described above collectively as the “Stockholder Approval.” Approval of the Advisory Charter Proposals, each of which is a non-binding vote, the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon.

A stockholder’s failure to vote by proxy or to vote in person at the special meeting (which would include voting at the virtual special meeting) will not be counted towards the number of shares of common stock required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Each of the failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting and a broker non-vote on ~~any of the Transaction Proposal, the Nasdaq Proposal,~~ the Charter Proposal ~~and the Incentive Plan Proposal~~ will have the same effect as a vote “AGAINST” ~~any~~ such proposal. Each of the failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting and a broker non-vote on any of the Transaction Proposal, the Nasdaq Proposal, the Advisory Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will have no effect on the outcome of any such proposal.

The section of the Definitive Proxy Statement entitled “Certain Defined Terms” is hereby revised as follows:

The definition of “Disinterested Stockholders” on page 4 of the Definitive Proxy Statement is deleted in its entirety.

The definition of “Stockholder Approval” on page 7 of the Definitive Proxy Statement is amended and restated by deleting the following strikethrough text:

“Stockholder Approval” means, collectively, the approval at the special meeting by (A) with respect to the Transaction Proposal, the Nasdaq Proposal and the Incentive Plan Proposal, ~~(i)~~ a majority of the shares of the Company’s common stock that are voted at the special meeting ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders~~ and (B) with respect to the Charter Proposal, ~~(i)~~ a majority of the shares of the Company’s common stock outstanding ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders~~.

The section of the Definitive Proxy Statement entitled “Questions and Answers about the Proposals for Stockholders” is hereby revised as follows:

The first paragraph on page 32 of the Definitive Proxy Statement under the subsection entitled “Q: What vote is required to approve the proposals presented at the special meeting?” is amended and restated as noted in the section of this Proxy Revision entitled “Updates to Questions and Answers about the Proposals” above.

The first paragraph on page 39 of the Definitive Proxy Statement under the subsection entitled “What will happen if I abstain from voting or fail to vote at the special meeting?” is amended and restated as follows:

A stockholder’s failure to vote by proxy or to vote in person at the special meeting (which would include voting at the virtual special meeting) will not be counted towards the number of shares of common stock required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Each of the failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting and a broker non-vote on ~~any of the Transaction Proposal, the Nasdaq Proposal,~~ the Charter Proposal ~~and the Incentive Plan Proposal~~ will have the same effect as a vote “AGAINST” ~~any~~ such proposal. Each of the failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting and a broker non-vote on any of the Transaction Proposal, the Nasdaq Proposal, the Advisory Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will have no effect on the outcome of any such proposal.

The section of the Definitive Proxy Statement entitled “Summary of the Proxy Statement” is hereby revised as follows:

The second paragraph on page 60 of the Definitive Proxy Statement under the subsection entitled “Quorum and Required Vote for Proposals for the Special Meeting” is amended and restated by deleting the following strikethrough text:

Approval of the Transaction Proposal, the Nasdaq Proposal and the Incentive Plan Proposal requires the approval at the special meeting by ~~(i)~~ a majority of the shares of the Company’s common stock that are voted at the special meeting ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders~~. Approval of the Charter Proposal requires approval at the special meeting by ~~(i)~~ a majority of the shares of the Company’s common stock outstanding ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders~~. Approval of the Advisory Charter Proposals, each of which is a non-binding vote, the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon.

The section of the Definitive Proxy Statement entitled “Special Meeting of Stockholders” is hereby revised as follows:

The first and third paragraphs starting on page 132 of the Definitive Proxy Statement under the subsection entitled “Quorum and Required Vote for Proposals for the Special Meeting” are amended and restated as follows:

Approval of the Transaction Proposal, the Nasdaq Proposal and the Incentive Plan Proposal requires the approval at the special meeting by ~~(i)~~ a majority of the shares of the Company’s common stock that are voted at the special meeting ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders~~. Approval of the Charter Proposal requires approval at the special meeting by ~~(i)~~ a majority of the shares of the Company’s common stock outstanding ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders~~. Approval of the Advisory Charter Proposals, each of which is a non-binding vote, the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon.

A stockholder’s failure to vote by proxy or to vote in person at the special meeting (which would include voting at the virtual special meeting) will not be counted towards the number of shares of common stock required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Each of the failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting and a broker non-vote on ~~any of the Transaction Proposal, the Nasdaq Proposal,~~ the Charter Proposal ~~and the Incentive Plan Proposal~~ will have the same effect as a vote “AGAINST” ~~any~~ such proposal. Each of the failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting and a broker non-vote on any of the Transaction Proposal, the Nasdaq Proposal, the Advisory Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will have no effect on the outcome of any such proposal.

The paragraphs starting on page 133 of the Definitive Proxy Statement under the subsection entitled “Broker Non-Votes and Abstentions” are amended and restated as follows:

A stockholder’s failure to vote by proxy or to vote in person at the special meeting (which would include voting at the virtual special meeting) will not be counted towards the number of shares of common stock required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting) or an abstention from voting on ~~any of the Transaction Proposal, the Nasdaq Proposal,~~ the Charter Proposal ~~and the Incentive Plan Proposal~~ will have the same effect as a vote “AGAINST” ~~any~~ such proposal. Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting) or an abstention from voting on any of the Transaction Proposal, the Nasdaq Proposal, the Advisory Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will have no effect on the outcome of any such proposal.

In general, if your shares are held in “street” name and you do not instruct your broker, bank or other nominee on a timely basis on how to vote your shares, your broker, bank or other nominee, in its sole discretion, may either leave your shares unvoted or vote your shares on routine matters, but not on any non-routine matters. A broker non-vote will have the same effect as a vote “AGAINST” ~~the Transaction Proposal, the Nasdaq Proposal,~~ the Charter Proposal ~~and the Incentive Plan Proposal~~. A broker non-vote will have no effect on the outcome of any of the Transaction Proposal, the Nasdaq Proposal, the Advisory Charter Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal. All of the proposals at the special meeting are non-routine matters except for the Auditor Ratification Proposal. As such, without your voting instructions, your brokerage firm cannot vote your shares on any proposal to be voted on at the special meeting other than the Auditor Ratification Proposal.

The section of the Definitive Proxy Statement entitled “Proposal No. 1 – The Transaction Proposal” is hereby revised as follows:

The second paragraph on page 138 of the Definitive Proxy Statement is amended and restated by deleting the following strikethrough text:

We may consummate the transaction only with the approval at the special meeting by (A)~~(i)~~ a majority of the shares of the Company’s common stock that are voted at the special meeting ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders~~ and (B) with respect to the amendments to the Company’s Certificate of Incorporation necessary to effect the transaction, ~~(i)~~ a majority of the shares of the Company’s common stock outstanding ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders~~.

The second and third paragraphs on page 190 of the Definitive Proxy Statement under the subsection entitled “Vote Required for Approval” are amended and restated as follows:

The approval of the Transaction Proposal requires the approval at the special meeting by ~~(i)~~ a majority of the shares of the Company’s common stock that are voted at the special meeting ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders that are voted in person or represented by proxy at the special meeting (which would include presence at the virtual special meeting) and entitled to vote thereon vote “FOR” the Transaction Proposal~~.

Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting, or a broker non-vote will have t~~he same effect as a vote “AGAINST”~~ no effect on the outcome of the Transaction Proposal.

The section of the Definitive Proxy Statement entitled “Proposal No. 2 – The Nasdaq Proposal” is hereby revised as follows:

The first and second paragraphs on page 193 of the Definitive Proxy Statement under the subsection entitled “Vote Required for Approval” are amended and restated as follows:

The approval of the Nasdaq Proposal requires the approval at the special meeting by ~~(i)~~ a majority of the shares of the Company’s common stock that are voted at the special meeting ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders~~.

Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting, or a broker non-vote will have ~~the same effect as a vote “AGAINST”~~ no effect on the outcome of the Nasdaq Proposal.

The section of the Definitive Proxy Statement entitled “Proposal No. 3 – The Charter Proposal” is hereby revised as follows:

The first paragraph on page 196 of the Definitive Proxy Statement under the subsection entitled “Vote Required for Approval” is amended and restated by deleting the following strikethrough text:

The approval of the Charter Proposal requires approval at the special meeting of ~~(i)~~ a majority of the shares of the Company’s common stock outstanding ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders entitled to vote thereon~~.

The section of the Definitive Proxy Statement entitled “Proposal No. 6 – The Incentive Plan Proposal” is hereby revised as follows:

The first and second paragraphs on page 216 of the Definitive Proxy Statement under the subsection entitled “Vote Required for Approval” are amended and restated as follows:

The approval of the Incentive Plan Proposal requires the approval at the special meeting by ~~(i)~~ a majority of the shares of the Company’s common stock that are voted at the special meeting ~~and (ii) a majority of the shares of Company Class A common stock outstanding and held by the Disinterested Stockholders~~.

Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting, or a broker non-vote will have ~~the same effect as a vote “AGAINST”~~ no effect on the outcome of the Incentive Plan Proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of the Definitive Proxy Statement or this Proxy Revision or if you have questions about the transaction you should contact the Company at the following address and telephone number:

Landcadia Holdings II, Inc.
1510 West Loop South
Houston, Texas 77027
(713) 850-1010
Attention: Steven L. Scheinthal

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(Banks and brokers can call: (203) 658-9400)
Email: LCA.info@investor.morrowsodali.com

If you are a stockholder and would like to request documents, please do so no later than five business days before the special meeting in order to receive them before the special meeting. If you request any documents from the Company, the Company will mail them to you by first class mail, or another equally prompt means.

All information contained in this Proxy Revision relating to the Company has been supplied by the Company, and all such information relating to GNOG has been supplied by GNOG. Information provided by either the Company or GNOG does not constitute any representation, estimate or projection of the other.

This document is a Proxy Revision to the Definitive Proxy Statement of the Company for the special meeting. The Company has not authorized anyone to give any information or make any representation about the transaction, the Company or GNOG that is different from, or in addition to, that contained in this Proxy Revision or the Definitive Proxy Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this Proxy Revision speaks only as of the date of this document unless the information specifically indicates that another date applies.

ANNEX A

Second Amendment to the Purchase Agreement

This Second Amendment to the Purchase Agreement (this “Amendment”), dated as of December 20, 2020 (the “Amendment Date”), amends that certain Purchase Agreement, dated as of June 28, 2020, as amended by that certain Amendment to the Purchase Agreement, dated as of September 17, 2020, by and among Landcadia Holdings II, Inc., a Delaware corporation, LHGN HoldCo, LLC, a Delaware limited liability company, Golden Nugget Online Gaming, LLC, a New Jersey limited liability company, as successor-in-interest to Golden Nugget Online Gaming, Inc. (f/k/a Landry’s Finance Acquisition Co.), a New Jersey corporation, GNOG Holdings, LLC, a Delaware limited liability company, and Landry’s Fertitta, LLC, a Texas limited liability company, (as amended, restated or supplemented from time to time, the “Purchase Agreement”). All capitalized terms used in this Amendment but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

WHEREAS, pursuant to Section 8.1 of the Purchase Agreement, the Parties may amend the Purchase Agreement prior to the Closing by a duly authorized agreement in writing executed in the same manner as the Purchase Agreement and which makes reference to the Purchase Agreement;

WHEREAS, the Parties have determined that it is in the best interest of the Parties that the Closing occur no later than on December 31, 2020;

WHEREAS, pursuant to the Purchase Agreement, approval of each Transaction Proposal requires, among other things, the affirmative vote of a majority of the shares of Landcadia Class A Common Stock outstanding and held by the Landcadia Disinterested Stockholders, approving such Transaction Proposal;

WHEREAS, at the time of the Special Meeting, convened on December 18, 2020 for the purpose of approval of the Transaction Proposals, the holders of a majority of the shares of Landcadia Class A Common Stock outstanding and held by the Landcadia Disinterested Stockholders had not cast a vote with respect to the Transaction Proposals;

WHEREAS, in accordance with Section 5.5. of the Purchase Agreement, the Special Meeting was adjourned to December 29, 2020.

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the undersigned hereby agree as follows:

1.	Amendments to the Purchase Agreement. Pursuant to Section 8.1 of the Purchase Agreement, the Parties agree to amend the Purchase Agreement as follows with immediate effect:

A.            The definition of “Landcadia Disinterested Stockholders” contained in Section 1.1 of the Purchase Agreement is hereby deleted in its entirety.

B.            The definition of “Landcadia Stockholder Approval” contained in Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Landcadia Stockholder Approval” means, collectively, assuming a quorum is present, (a) the affirmative vote of a majority of the shares of Landcadia Capital Stock that are voted at the Special Meeting (as defined below), approving (i) the entry into this Agreement by the Landcadia Parties and any Ancillary Agreement to which such Landcadia Party is a party, (ii) each of the Transaction Proposals (as defined below), other than Transaction Proposal (C), and (iii) the consummation of the Transactions, and (b) in the case of Transaction Proposal (C), the affirmative vote of a majority of the shares of Landcadia Capital Stock outstanding, adopting and approving the Landcadia Fourth A&R Certificate of Incorporation.

C.            The language “Landcadia Disinterested Stockholders” is hereby deleted from Section 5.5 of the Purchase Agreement and replaced with: “Landcadia Common Stockholders”.

2.	Governing Law. This Amendment, and all claims or causes of action based upon, arising out of, or related to this Amendment, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

3.	Full Force and Effect. Except as amended hereby, the Purchase Agreement shall remain in full force and effect.

4.	Additional Provisions. Article I (Definitions) (as amended hereby) and Sections 8.1 (Modification or Amendment), 8.2 (Extension; Waiver), 8.4 (Entire Agreement), 8.5 (Assignment), 8.7 (No Third-Party Beneficiaries), 8.9 (Consent to Jurisdiction), 8.10 (Waiver of Trial by Jury) and 8.11 (Severability) of the Purchase Agreement shall apply mutatis mutandis to this Amendment.

5.	Counterparts. This Amendment may be executed in multiple counterparts, each of which when executed and delivered shall thereby be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any party may deliver signed counterparts of this Amendment to the other Parties by means of facsimile or portable document format (.PDF) signature.

6.	Headings. Headings in this Amendment are included for reference only and shall have no effect upon the construction or interpretation of any part of this Amendment.

7.	Redline. Attached hereto as Exhibit A for reference only is a redline comparison of the amended provisions of the Purchase Agreement after giving effect to this Amendment (the “Redline”).

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered as of the date first written above by their respective officers thereunto duly authorized.

LANDCADIA HOLDINGS II, INC.

By:	/s/ Steven L. Scheinthal

	Name:	Steven L. Scheinthal
	Title:	Vice President and Secretary

LHGN HOLDCO, LLC

By:	/s/ Steven L. Scheinthal

	Name:	Steven L. Scheinthal
	Title:	Vice President and Secretary

LANDRY’S FERTITTA, LLC

By:	/s/ Rick H. Liem

	Name:	Rick H. Liem
	Title:	Vice President and Treasurer

GNOG HOLDINGS, LLC

By:	/s/ Rick H. Liem

	Name:	Rick H. Liem
	Title:	Vice President and Treasurer

GOLDEN NUGGET ONLINE GAMING, INC.

By:	/s/ Rick H. Liem

	Name:	Rick H. Liem
	Title:	Vice President and Treasurer

[Signature Page to Second Amendment to the Purchase Agreement]

EXHIBIT A

Redline Showing Amendment

“ Landcadia Common Stockholders” means, collectively, the holders of Landcadia Class A Common Stock and Landcadia Class B Common Stock.

“Landcadia Disinterested Directors” means the directors on the Landcadia Board excluding Tilman J. Fertitta and Richard Handler.

~~“Landcadia Disinterested Stockholders” means, collectively, all Landcadia Common Stockholders other than (a) Tilman J. Fertitta, the Seller Parties and Related Persons of the foregoing, (b) Jefferies and any of its Related Persons, and (c) any other Person not deemed disinterested in the Transactions under the Laws of the State of Delaware, and their respective Affiliates and Related Persons.~~

“Landcadia Financial Statements” has the meaning set forth in Section 4.9(a).

“Landcadia Fourth A&R Certificate of Incorporation” has the meaning set forth in the Recitals.

“Landcadia Fundamental Representations” means the representations of Landcadia and Landcadia HoldCo set forth in Section 4.1, Section 4.2, Section 4.3, Section 4.7, and Section 4.13.

“Landcadia HoldCo” has the meaning set forth in the Preamble.

“Landcadia HoldCo A&R LLCA” has the meaning set forth in the Recitals. “Landcadia HoldCo Class A Units” has the meaning set forth in the Recitals.

“Landcadia HoldCo Class B Units” means the Class B membership interests in Landcadia HoldCo, which shall have no voting rights and which shall be exchangeable into Landcadia Class A Common Stock in accordance with the Landcadia Organizational Documents, the Landcadia HoldCo A&R LLCA and this Agreement.

“Landcadia Material Adverse Effect” means (a) any change, event or effect that would prevent or materially delay the ability of any Landcadia Party to perform its obligations under this Agreement or (b) any change, event or effect relating to any Landcadia Party that would have a material adverse effect on the business, results of operations, workforce, properties, assets, liabilities or financial condition of the Landcadia Parties, taken as a whole.

“Landcadia Non-Fundamental Representations” means all of the representations of Landcadia and Landcadia HoldCo set forth in Article V, other than the Landcadia Fundamental Representations.

“Landcadia Organizational Documents” means the Organizational Documents of Landcadia. “Landcadia Party” means any of Landcadia and Landcadia HoldCo.

“Landcadia Purchase Proxy Statement” has the meaning set forth in Section 3.7.

“Landcadia Record Date” means the record date used for determining the Landcadia Common Stockholders entitled to vote at the Special Meeting.

“Landcadia Releasing Parties” has the meaning set forth in Section 8.18(b).

“Landcadia SEC Filings” means the forms, reports, schedules and other documents filed by Landcadia with the SEC, including the Landcadia Purchase Proxy Statement, Additional Landcadia Filings, the Signing Form 8-K and the Closing Form 8-K, and all amendments, modifications and supplements thereto.

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“Landcadia Stock Redemption” means the election of an eligible holder of Landcadia Class A Common Stock (as determined in accordance with Landcadia Organizational Documents and the Trust Agreement) to redeem all or a portion of such holder’s shares of Landcadia Class A Common Stock, at the per-share price, payable in cash, equal to such holder’s pro rata share of the Trust Account (as determined in accordance with Landcadia Organizational Documents and the Trust Agreement) in connection with the Landcadia Stockholder Approval.

“Landcadia Stockholder Approval” means, collectively, assuming a quorum is present, (a) the affirmative vote of ~~both (i)~~ a majority of the shares of Landcadia Capital Stock that are voted at the Special Meeting (as defined below) ~~and (ii) a majority of the shares of Landcadia Class A Common Stock outstanding and held by the Landcadia Disinterested Stockholders~~, approving (~~x~~i) the entry into this Agreement by the Landcadia Parties and any Ancillary Agreement to which such Landcadia Party is a party, (~~y~~ii) each of the Transaction Proposals (as defined below), other than Transaction Proposal (C), and (~~z~~iii) the consummation of the Transactions, and (b) in the case of Transaction Proposal (C), the affirmative vote of ~~both (i)~~ a majority of the shares of Landcadia Capital Stock outstanding ~~and (ii) a majority of the shares of Landcadia Class A Common Stock outstanding and held by the Landcadia Disinterested Stockholders~~,adopting and approving the Landcadia Fourth A&R Certificate of Incorporation.

“Law” means any common law, statutes, rules, codes, regulations, ordinances, determinations or orders of, or issued by, a Governmental Authority.

“Lenders” means the lenders that are named in (and signatories to) the Credit Agreement. “LGL” means Landry’s Gaming, LLC.

“Liabilities” shall mean any and all Indebtedness, liabilities and obligations, whether accrued or fixed, known or unknown, absolute or contingent, matured or unmatured or determined or determinable.

“Lien” means any mortgage, pledge, easement, security interest, charge, claim, license, option, conditional sale or other title retention agreement, lien or other encumbrance or right of any third party.

“Lockup Agreement Amendment” means that certain Amendment to the Letter Agreement, to be entered into at the Closing, by and among FEI, Jefferies, Landcadia, and the other insider signatories thereto, substantially in the form set forth on Exhibit D.

“Material Contracts” has the meaning set forth in Section 3.13(a).

“Minimum Cash Balance” means an amount equal to $80,000,000.

“Minimum Cash Balance Contribution” has the meaning set forth in the Recitals.

“Nasdaq” means The Nasdaq Stock Market LLC.

“Nasdaq Listing Rule 5620(a) Deficiency” means any deficiency under or failure to comply with Nasdaq Listing Rule 5620(a).

“New GNOG” has the meaning set forth in the Recitals.

“New GNOG Membership Interests” means the membership interests of GNOG. “New Lease Agreements” has the meaning set forth in the Disclosure Schedules.

“ Nondisclosure Agreement” means that certain Nondisclosure Agreement, dated as of June 17, 2020, by and between the Company and Landcadia.

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the Company to be necessary or appropriate in connection with the Transactions, and (G) adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in (A) through (G), collectively, the “Transaction Proposals”). Landcadia shall promptly notify the Company in writing of any determination to make any withdrawal of such recommendation or amendment, qualification or modification of such recommendation in a manner adverse to the Company (a “Change in Recommendation”). Landcadia agrees that its obligation to establish the Landcadia Record Date for, duly call, give notice of, convene and hold the Special Meeting shall not be affected by any Change in Recommendation, and Landcadia agrees to establish the Landcadia Record Date for, duly call, give notice of, convene and hold the Special Meeting, regardless of whether or not there shall be any Change in Recommendation. Notwithstanding anything to the contrary contained in this Agreement, Landcadia shall be entitled to postpone or adjourn the Special Meeting (a) to ensure that any supplement or amendment to the Landcadia Purchase Proxy Statement that the Landcadia Disinterested Directors have determined in good faith is required by applicable Law is disclosed to Landcadia Common Stockholders and for such supplement or amendment to be promptly disseminated to Landcadia Common Stockholders prior to the Special Meeting, (b) if, as of the time for which the Special Meeting is originally scheduled (as set forth in the Landcadia Purchase Proxy Statement), there are insufficient Landcadia Common Stockholders to constitute a quorum necessary to conduct the business to be conducted at the Special Meeting, or (c) by ten (10) Business Days in order to solicit additional proxies from Landcadia ~~Disinterested~~Common Stockholders in favor of the adoption of the Transaction Proposals; provided, that in the event of a postponement or adjournment pursuant to clauses (a) or (b) above, the Special Meeting shall be reconvened as promptly as practicable following such time as the matters described in such clauses have been resolved.

Section 5.6       Closing Form 8-K; Closing Press Release. At least five (5) days prior to Closing, Landcadia shall begin preparing, in consultation with the Company, a draft Current Report on Form 8-K in connection with and announcing the Closing, together with, or incorporating by reference, such information that is required to be disclosed with respect to the Transactions pursuant to Form 8-K (the “Closing Form 8-K”). Prior to the Closing, the Company and Landcadia shall prepare a mutually agreeable press release announcing the consummation of the Transactions (“Closing Press Release”). Concurrently with the Closing, Landcadia shall distribute the Closing Press Release, and as soon as practicable thereafter, file the Closing Form 8-K with the SEC.

Section 5.7       Access to Information. From time to time prior to the Closing, Landcadia and Landcadia HoldCo shall, and GNOG HoldCo and the Company shall, and shall cause each of the other Acquired Parties to (any such Person in such capacity, a “Disclosing Party”), afford to the other Parties and their respective Representatives reasonable access, during normal business hours and with reasonable advance notice, in such manner as to not interfere with the normal operation of such Disclosing Party, to all properties, books, Contracts, commitments, Tax Returns, records, officers and appropriate employees of such Disclosing Party, and shall furnish such requesting Party or Representative with all financial and operating data and other information concerning the affairs of such Disclosing Party as such requesting Party or Representative may reasonably request, in each case, (i) subject to restrictions under applicable Law and any confidentiality obligations or similar restrictions that may be applicable to information furnished by third parties that may be in the possession of such Disclosing Party, and (ii) except for any information that in the opinion of legal counsel of the Disclosing Party would result in the loss of attorney-client privilege or other privilege from disclosure. The Parties shall use commercially reasonable efforts to make alternative arrangements for such disclosure where the limitations in the preceding sentence apply. All information obtained by a Party pursuant to this Section 5.7 shall remain subject to the Nondisclosure Agreement prior to the Closing.

Section 5.8       Commercially Reasonable Efforts; Consents.